Medalist Partners MBS Total Return Fund Summary Prospectus March 30, 2026
Class A Institutional Class Investor Class	SEMOX SEMMX SEMPX

Before you invest, you may want to review the Medalist Partners MBS Total Return Fund’s (the “Total Return Fund” or the “Fund”) Statutory Prospectus, which contains more information about the Total Return Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated March 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Total Return Fund’s Statutory Prospectus, reports to shareholders, and other information about the Fund online at https://medalistpartnersfunds.com/fund-documents/. You can also get this information at no cost by calling 1-855-736-7799 or by sending an e-mail request to info@medalistpartners.com.

MEDALIST PARTNERS MBS TOTAL RETURN FUND
(the “Total Return Fund” or the “Fund”)

Investment Objectives
The Total Return Fund seeks to provide a high level of risk-adjusted current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Schedule A to the Statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 27 of the Fund’s Statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 52 of the Fund’s Statement of Additional Information (“SAI”), and Schedule A to the Statutory Prospectus.

	Class A	Institutional Class	Investor Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of cost or market value at the time of redemption on investments of more than $1 million redeemed within 18 months)	0.50%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses(1)	1.14%	0.89%	1.14%

(1)     Total Annual Fund Operating Expenses do not correlate to the Expense Ratios provided in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the MBS Total Return Fund and do not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).
Example . This Example is intended to help you compare the cost of investing in the Total Return Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$314	$555	$815	$1558
Institutional Class	$91	$284	$493	$1096
Investor Class	$116	$362	$628	$1386
Portfolio Turnover. The Total Return Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Total Return Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities (“MBS”). MBS refers to a type of fixed income instrument that represents an interest in a pool of mortgages, including residential MBS (“RMBS”) and commercial MBS (“CMBS”), and includes securities issued by government sponsored entities (“agency MBS”). MBS, including RMBS and CMBS, include fixed and variable rate securities with underlying fixed or variable rate mortgage loans and securities issued by private entities (“non-agency MBS”). The weighted average maturity of the Fund’s MBS investments will generally range from between 1 and 10 years and the Fund may invest without limit in MBS that are rated below investment grade (i.e., “high yield” or “junk” ratings). The Adviser considers securities to be of investment grade quality if they are rated BBB (or comparable) or higher by a nationally recognized credit rating organization including S&P Global Ratings (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. As part of the Fund’s agency RMBS investments, the Fund may invest in credit risk transfer securities. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities. The Fund may also invest in asset-backed securities. The Fund may also invest without limit in Rule 144A securities, may invest up to 50% of its total assets in when-issued securities, and may invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).

The Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process, subject to the limits of the Investment Company Act of 1940, as amended (the “1940 Act”).
The Adviser selects the Total Return Fund’s investments based on quantitative analysis, including bottom-up, loan-level credit analysis and structural stress-testing, as well as top-down macro qualitative analysis, including outlook for the economy, interest rates and real estate fundamentals. The Fund’s annual portfolio turnover rate will generally be 100% or greater.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
• Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Management Risk. The Total Return Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.
•Fixed-Income Securities Risk. Fixed-income (debt) securities are generally subject to the following risks:
◦Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
◦Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.
◦Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Prepayment Risk. Issuers of securities held by the Total Return Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When securities are prepaid, the Total Return Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of MBS.
•Risks Associated with Mortgage-Backed and Other Asset-Backed Securities. In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.
•Residential Mortgage-Backed Securities Risk. RMBS are subject to the risks generally associated with mortgage-backed securities. RMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.
•Credit Risk Transfer Securities Risk. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the government sponsored entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored entities or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
•Privately Issued Mortgage-Related Securities Risk. MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.
•Sub-Prime Mortgage Risk. The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due is more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
•Commercial Mortgage-Backed Securities Risk. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
•Risks Associated with Real Estate and Regulatory Actions. The securities that the Fund owns are dependent on real estate prices. If real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns. Any adverse regulatory action could impact the prices of the securities the Fund owns.
•High Yield Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Concentration Risk. To the extent the Fund may concentrate its investments in a particular industry or sector; the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.
•Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts.
•Leverage Risk. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.
•Repurchase Agreement Risk. The counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the Fund may have difficulty exercising rights to the collateral.

•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
•When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
•Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs.
•Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Performance
The following performance information provides some indication of the risks of investing in the Total Return Fund. The bar chart shows the annual return for the Fund’s Institutional Class shares from year to year and does not reflect the sales charges applicable to Class A shares. If sales charges were included, the returns would be lower than those shown in the bar chart. The table shows how the Fund’s Institutional Class, Investor Class and Class A (reflecting the sales charges) average annual returns for the 1-year, 5-years, 10-years and since inception periods compare to that of a broad measure of market performance and a secondary benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to September 26, 2023, the Fund had a different investment adviser.
Updated performance information is available on the Fund’s website at www.medalistpartnersfunds.com/mbs-total-return-fund or by calling the Fund toll-free at 1-855-736-7799.

Calendar Year Total Returns as of December 31 – Institutional Class

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2020	7.31%
Lowest Return Quarter	3/31/2020	-20.85%

Average Annual Total Returns (For the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (7/22/2013)
Institutional Class
Return Before Taxes	8.81%	5.20%	3.65%	4.70%
Return After Taxes on Distributions	6.13%	2.55%	1.19%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	2.77%	1.65%	2.49%
Investor Class
Return Before Taxes	8.53%	4.93%	3.41%	4.46%
Class A(1)
Return Before Taxes	6.53%	4.53%	3.24%	4.32%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	2.12%
Bloomberg U.S. MBS Index (reflects no deduction for fees, expenses or taxes)	8.58%	0.15%	1.59%	1.92%
(1)    The Institutional Class and Investor Class incepted on July 22, 2013, and Class A incepted on December 18, 2015. Class A performance for the period from July 22, 2013 to December 18, 2015, reflects the performance of the Institutional Class, adjusted to reflect Class A fees and expenses.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Total Return Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class and Class A will vary to the extent they have different expenses. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser. Medalist Partners LP (“Medalist Partners” or the “Adviser”) is the Total Return Fund’s investment adviser.
Portfolio Managers. Mr. James Buccola, Portfolio Manager, Mr. Greg Richter, Portfolio Manager and Mr. Thomas Mandel, Portfolio Manager are the portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Buccola has managed the Fund since September 2024, Mr. Richter has managed the Fund since September 2023 and Mr. Mandel has managed the Fund since January 2015.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Total Return Fund shares on any business day by written request via mail (Medalist Partners MBS Total Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-855-736-7799, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for all accounts are shown below.

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
Class A	$1,000	$100
Institutional Class	$1,000,000	$1,000
Investor Class	$2,500	$1,000
Tax Information
The Total Return Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Total Return Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.